THE FAIRHOLME FUND (FAIRX)

A no-load, non-diversified fund seeking long-term growth of capital

SUMMARY PROSPECTUS

March 27, 2015

A series of

FAIRHOLME FUNDS, INC.

Managed by

FAIRHOLME CAPITAL MANAGEMENT

Before you invest, you may want to review the Fund’s Prospectus,

which contains more information about the Fund and its risks.

The Fund’s Prospectus and Statement of Additional Information,

both dated March 27, 2015, are incorporated by reference into this

Summary Prospectus. For free paper or electronic copies of the

Fund’s Prospectus and other information about the Fund, go to

www.fairholmefunds.com/prospectus, email a request to

investorrelations@fairholme.net, call 1-866-202-2263, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

“(E)ven the intelligent investor is likely to need considerable willpower to keep from following the crowd.”

– Benjamin Graham

THE FAIRHOLME FUND

(“The Fairholme Fund”)

Investment Objective

The Fairholme Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of The Fairholme Fund.

SHAREHOLDER FEES
(Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None
Redemption Fee Paid to The Fairholme Fund (as a percentage of amount redeemed within 60 days of purchase, if applicable)	2.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses That You Pay Each Year As A Percentage Of The Value Of Your Investment In The Fairholme Fund)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.06%

Total Annual Fund Operating Expenses	1.06%

For more information about the management fee, see the Investment Management section of the Prospectus. “Other Expenses” include acquired fund fees and expenses, which are incurred indirectly by The Fairholme Fund as a result of The Fairholme Fund’s investing in securities issued by one or more investment companies.

Example

This Example is intended to help you compare the cost of investing in The Fairholme Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in The Fairholme Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that The Fairholme Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

Portfolio Turnover

The Fairholme Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when The Fairholme Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect The Fairholme Fund’s performance. During the most recent fiscal year, The Fairholme Fund’s portfolio turnover rate was 1.62% of the average value of its portfolio.

Principal Investment Strategies

Fairholme Capital Management, L.L.C. (the “Manager”), the investment adviser to The Fairholme Fund, attempts, under normal circumstances, to achieve The Fairholme Fund’s investment objective by investing in a focused portfolio of equity and fixed-income securities. The proportion of The Fairholme Fund’s assets invested in each type of asset class will vary from time to time based upon the Manager’s assessment of general market and economic conditions. The Fairholme Fund may invest in, and may shift frequently among, asset classes and market sectors.

The equity securities in which The Fairholme Fund may invest include common and preferred stock (including convertible preferred stock), partnership interests, business trust shares, depository receipts, rights and warrants to subscribe for the purchase of equity securities, and interests in real estate investment trusts (“REITs”).

The fixed-income securities in which The Fairholme Fund may invest include U.S. corporate debt securities, non-U.S. corporate debt securities, bank debt (including bank loans and participations), U.S. government and agency debt securities (including U.S. Treasury bills), short-term debt obligations of foreign governments and foreign money market instruments.

The Fairholme Fund may also invest in “special situations,” which are situations when the securities of a company are expected to appreciate within a reasonable time due to company-specific developments rather than general business conditions or movements of the market as a whole.

The Manager uses fundamental analysis to identify certain attractive characteristics of companies. Such characteristics may include: high free cash flow yields in relation to market values and risk-free rates; sensible capital allocation policies; strong competitive positions; solid balance sheets; stress-tested owner/managers; participation in stressed industries having reasonable prospects for recovery; potential for long-term growth; significant tangible assets in relation to enterprise values; high returns on invested equity and capital; and the production of essential services and products. The Manager defines free cash flow as the cash a company would generate annually from operations after all cash outlays necessary to maintain the business in its current condition.

Although The Fairholme Fund normally holds a focused portfolio of equity and fixed-income securities, The Fairholme Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents.

The Fairholme Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the section in the Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Fairholme Fund’s Statement of Additional Information (“SAI”).

Principal Risks of Investing in The Fairholme Fund

General Risks. All investments are subject to inherent risks, and an investment in The Fairholme Fund is no exception. Accordingly, you may lose money by investing in The Fairholme Fund. Markets can trade in random or cyclical price patterns, and prices can fall over time. The value of The Fairholme Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Equity Risk. The Fairholme Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Fairholme Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Focused Portfolio and Non-Diversification Risks. The Fairholme Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s security may have a more significant effect, either negative or positive, on The Fairholme Fund’s net asset value (“NAV”). To the extent that The Fairholme Fund invests its assets in the securities of fewer issuers, The Fairholme Fund will be subject to greater risk of loss if any of those securities decreases in value or becomes impaired. To the extent that The Fairholme Fund’s investments are focused in a particular issuer, region, country, market, industry, asset class or other category, The Fairholme Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry, asset class or other category.

Special Situation Risk. Investments in special situations may involve greater risks when compared to The Fairholme Fund’s other strategies due to a variety of factors. Mergers, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, or at all.

Interest Rate Risk. The Fairholme Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk will usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, securities with long maturities typically experience a more pronounced change in value when interest rates change. The Board of Governors of the Federal Reserve System (the “Federal Reserve”) has maintained the federal funds rate at or near zero percent since the financial crisis began. When the federal funds rate is raised, there is a risk that interest rates will increase suddenly and significantly. Such changes may expose the fixed-income markets to heightened volatility and could result in reduced liquidity for certain of The Fairholme Fund’s investments, thereby causing the value of such investments, and The Fairholme Fund’s share price, to decline. In addition, the Federal Reserve recently ended its quantitative easing bond-buying program, which was in place from 2008 through 2014. The effect of this development, and any other changes in monetary policy, on bond yields and interest rates, and on fixed-income securities generally, are not yet known.

Credit Risk. The Fairholme Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Changes in economic, tax and regulatory policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Fairholme Fund. The Manager does not rely solely on third party credit ratings to select The Fairholme Fund’s portfolio securities.

Liquidity Risk. The Fairholme Fund’s investments are subject to liquidity risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing The Fairholme Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect The Fairholme Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income securities markets and heightened volatility in the U.S. and non-U.S. financial markets. While entire markets have been impacted, issuers that have exposure to certain markets, including credit markets, have been particularly affected. These events and further market turbulence and continued volatility may increase the risks associated with an investment in The Fairholme Fund. This risk also includes the risk that trading on an exchange may be halted because of market conditions.

An investment in The Fairholme Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in The Fairholme Fund may be found in the section in the Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Fairholme Fund’s SAI.

Past Performance

The bar chart and table set out below show The Fairholme Fund’s historical performance and provide some indication of the risks of investing in The Fairholme Fund by showing changes in The Fairholme Fund’s performance from year to year and by showing how The Fairholme Fund’s average annual total returns for 1-, 5-, and 10-year periods and since inception compare to the performance of the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses or taxes. The Fairholme Fund’s past performance (before and after taxes) may not be an indication of how The Fairholme Fund will perform in the future. Updated performance information for The Fairholme Fund may be obtained by visiting www.fairholmefunds.com or by calling 1-866-202-2263.

Annual Returns for The Fairholme Fund for the Last 10 Calendar Years

Best Quarter – 2nd Qtr 2009: +32.74%	Worst Quarter – 3rd Qtr 2011: -25.47%

Average Annual Total Returns for The Fairholme Fund (for the periods ended December 31, 2014)

Portfolio Returns	1 Year	5 Years	10 Years	Since Inception (12/29/1999)
Return Before Taxes	-2.72%	8.71%	8.27%	11.83%
Return After Taxes on Distributions	-4.58%	7.51%	7.46%	11.16%
Return After Taxes on Distributions and Sale of The Fairholme Fund Shares	0.01%	6.87%	6.71%	10.12%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%	4.27%

The theoretical “after-tax” returns shown in the table are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual “after-tax” returns depend on your personal tax situation and may differ from the returns shown above. Also, “after-tax” return information is not relevant to shareholders who hold The Fairholme Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The “after-tax” returns shown in the table reflect past tax effects and are not predictive of future tax effects.

The average annual total return after taxes on distributions and sale of The Fairholme Fund shares for the 1-year period is higher than the average annual total return before taxes and the average annual total return after taxes on distributions for the 1-year period because of realized losses that would have been sustained upon the sale of The Fairholme Fund shares immediately after such 1-year period. In addition to the assumptions in the preceding paragraph, the calculation for the average annual total return after taxes on distributions and sale of The Fairholme Fund shares assumes that an investor would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisors regarding their personal tax situations.

Investment Adviser

Fairholme Capital Management, L.L.C., the Manager, provides investment advisory services to The Fairholme Fund.

Portfolio Manager

Bruce R. Berkowitz, Chief Investment Officer of the Manager, and the President and a Director of Fairholme Funds, Inc. (the “Company”), has been The Fairholme Fund’s lead portfolio manager since The Fairholme Fund’s inception. Mr. Berkowitz is responsible for the day-to-day management of The Fairholme Fund’s portfolio.

Purchase and Sale of The Fairholme Fund Shares

Purchases of shares of The Fairholme Fund are subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

Minimum Investment To Open Account	$10,000
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$1,000
Minimum Subsequent Investment (Automatic Investment Plan Members)	$250 per month minimum ($100 per month minimum for The Fairholme Fund shareholders who became AIP members prior to September 1, 2008)

Shareholders eligible to purchase shares of The Fairholme Fund may do so through their financial intermediaries or by contacting The Fairholme Fund: (i) by telephone at 1-866-202-2263; or (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

The Fairholme Fund reserves the right to limit the sale of shares to new investors and existing shareholders at any time. The Fairholme Fund may reject any order to purchase shares, and may withdraw the offering of shares at any time to any or all investors.

Shareholders may redeem shares of The Fairholme Fund through their financial intermediaries or by contacting The Fairholme Fund: (i) by telephone at 1-866-202-2263; (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

Tax Information for The Fairholme Fund

The Fairholme Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of The Fairholme Fund through a broker-dealer or other financial intermediary (such as a bank), The Fairholme Fund and its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend The Fairholme Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.